CONTACT: Mark Kochvar Chief Financial Officer 724.465.4826 800 Philadelphia St. Indiana, PA mark.kochvar@stbank.com www.stbancorp.com
FOR IMMEDIATE RELEASE
S&T Bancorp, Inc. Announces Fourth Quarter and Full Year 2018 Results
- Record Full Year Net Income of $105.3 Million-

Indiana, Pa. - January 31, 2019 - S&T Bancorp, Inc. (S&T) (NASDAQ: STBA), the holding company for S&T Bank, with operations in five markets including Western Pennsylvania, Central Pennsylvania, Northeast Ohio, Central Ohio, and Upstate New York, announced its fourth quarter and full year 2018 earnings. Net income was $26.9 million, or $0.77 per diluted share, for the fourth quarter compared to net income of $9.3 million, or $0.27 per diluted share for the fourth quarter of 2017, and $30.9 million, or $0.88 per diluted share for the third quarter of 2018. The third quarter of 2018 results were positively impacted by a one-time reduction to tax expense of $2.9 million, or $0.08 per diluted share, related to a tax deduction for a pension contribution at a 35% corporate tax rate versus the current rate of 21%.
Net income was a record $105.3 million, or $3.01 per diluted share, for the year ended December 31, 2018 compared to net income of $73.0 million, or $2.09 per diluted share, for 2017. As a result of the December 2017 enactment of the Tax Cuts and Jobs Act, additional tax expense of $13.4 million was recognized to re-measure the net deferred tax asset (DTA) in the fourth quarter of 2017. Excluding the net DTA re-measurement, fourth quarter of 2017 net income was $22.7 million (non-GAAP) and diluted earnings per share was $0.65 (non-GAAP) and full year 2017 net income was $86.4 million (non-GAAP) and diluted earnings per share was $2.47 (non-GAAP).
Fourth Quarter of 2018 Highlights:

•	Return on average assets (ROA) was 1.50%, return on average equity (ROE) was 11.50% and return on average tangible equity (ROTE) (non-GAAP) was 16.82%.

•	Total portfolio loans increased $138.8 million, or 9.5% annualized, compared to the third quarter of 2018.

•	Deposits increased $206.4 million, or 15.0% annualized, compared to the third quarter of 2018.

•	Expenses continue to be well controlled with an efficiency ratio (non-GAAP) of 50.64% compared to 51.33% in the third quarter of 2018 and 51.75% for the fourth quarter of 2017.

•	S&T's Board of Directors declared a $0.27 per share dividend, which is an increase of 22.7% compared to a $0.22 dividend in the same period last year.
Full Year 2018 Highlights:

•	Record net income of $105.3 million compared to $73.0 million ($86.4 million non-GAAP) for 2017. This represents an increase in net income of 44% (22% compared to non-GAAP result).

•	ROA was 1.50%, ROE was 11.60% and ROTE (non-GAAP) was 17.14%.

•	Net interest income increased $8.7 million, or 3.9%, and net interest margin (FTE) (non-GAAP) increased 8 basis points to 3.64% compared to 3.56% in 2017.

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S&T Earnings Release - 2

•	Expenses were well controlled with an improved efficiency ratio of 50.60% compared to 51.77% in 2017.

•	Full year 2018 dividends declared increased 20.7% to $0.99 compared to $0.82 in 2017.

“We are pleased to announce another successful year with record net income for 2018,” said Todd Brice, chief executive officer of S&T. “We have excellent momentum as we move into 2019 thanks to our great team of bankers and our robust markets.”
Fourth Quarter of 2018 Results
Net Interest Income
Net interest income increased $0.6 million to $59.9 million compared to $59.3 million in the third quarter of 2018. The increase in net interest income is due to higher average loans of $112.1 million. Net interest margin on a fully taxable equivalent basis (FTE) (non-GAAP) declined 2 basis points to 3.65% compared to 3.67% in the prior quarter. The decrease in the net interest margin rate is due to an increasingly competitive deposit environment combined with stronger growth in the fourth quarter.
Asset Quality
Asset quality trends were impacted by three commercial nonaccrual loans totaling $23.6 million in the fourth quarter of 2018. These nonaccrual loans resulted in loan charge-offs of $2.4 million and specific reserves of $1.5 million for the fourth quarter of 2018. Total nonperforming loans increased $25.3 million to $46.1 million, or 0.77% of total loans, at December 31, 2018 compared to $20.7 million, or 0.36% of total loans, at September 30, 2018. Net charge-offs were $2.3 million, or 0.15% of average loans on an annualized basis, in the fourth quarter of 2018 compared to net charge-offs of $0.4 million, or 0.03% of average loans on an annualized basis, in the third quarter of 2018. The provision for loan losses was $2.7 million in the fourth quarter of 2018 compared to $0.5 million in the third quarter of 2018. The allowance for loan losses was $61.0 million, or 1.03% of total portfolio loans, at December 31, 2018 compared to $60.6 million, or 1.04% of total portfolio loans, at September 30, 2018.
Noninterest Income and Expense
Noninterest income decreased $0.9 million to $11.1 million in the fourth quarter of 2018 compared to $12.0 million in the third quarter of 2018. Noninterest expense decreased $0.7 million to $36.4 million in the fourth quarter of 2018 compared to $37.1 million in the third quarter of 2018. Both noninterest income and noninterest expense were impacted by a $0.8 million mark-to-market adjustment for a deferred compensation plan due to the negative performance in the stock market in the fourth quarter.  The mark-to-market adjustment of $0.8 million is recorded in other noninterest income and offset in salaries and employee benefits resulting in no impact to net income.

Additionally, other noninterest income was impacted by a negative mark-to-market adjustment of $0.5 million for equity securities offset by higher commercial loan swap fees of $0.8 million compared to the third quarter of 2018.
Expenses were well controlled for the fourth quarter with an efficiency ratio of 50.64% compared to 51.33% in the third quarter of 2018.
Financial Condition
Total assets grew $146.9 million to $7.3 billion at December 31, 2018 compared to $7.1 billion at September 30, 2018. Total portfolio loans increased $138.8 million, or 9.5% annualized, compared to September 30, 2018. Commercial loan growth was strong with an increase in commercial real estate loans of $95.5 million, or 13.4% annualized, and an increase in commercial and industrial loans of $42.0 million, or 11.5% annualized, compared to September 30, 2018. Consumer loans increased $27.9 million with growth mainly in residential mortgages of $26.8 million, or 15.2% annualized, compared to September 30, 2018. Total deposit growth was strong during the quarter with deposits increasing $206.4 million, or 15.0% annualized. Deposit growth was mainly in money market of $114.9 million, or 33.3% annualized, and certificates of deposit of $102.6 million, or 31.1% annualized.

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S&T Earnings Release - 3

On March 19, 2018, S&T's Board of Directors authorized a $50.0 million share repurchase plan. During the fourth quarter of 2018, there were 321,731 common shares repurchased for a cost of $12.3 million, or at an average price of $38.10 per common share. Up to an additional $37.7 million of common shares may be repurchased under this authorization through August 31, 2019.

S&T’s risk-based capital ratios were relatively unchanged compared to the third quarter of 2018 due to strong loan growth and share repurchases. All capital ratios remain significantly above the well-capitalized thresholds of federal bank regulatory agencies.

Full Year 2018 Results
Full year net income was a record $105.3 million, or $3.01 per diluted share, for the year ended December 31, 2018 compared to net income of $73.0 million, or $2.09 per diluted share, for 2017. Excluding the net DTA re-measurement of $13.4 million, full year 2017 net income was $86.4 million (non-GAAP) and diluted earnings per share was $2.47 (non-GAAP). Net income in 2018 was positively impacted by the Tax Cuts and Jobs Act which lowered the federal corporate tax rate from 35% to 21% effective January 1, 2018. Net interest income increased $8.7 million, or 3.9%, and net interest margin (FTE) (non-GAAP) increased 8 basis points to 3.64% compared to 3.56% for 2017 due to higher short-term rates. Noninterest income decreased $6.3 million mainly due to the sale of our insurance business on January 1, 2018. Expenses were well controlled during 2018 with an efficiency ratio (non-GAAP) of 50.60% compared to 51.77% for 2017. To view an infographic featuring 2018 highlights, click here. [Refer to Exhibit 99.2]
Dividend
The Board of Directors of S&T declared a $0.27 per share cash dividend at its regular meeting held January 28, 2019. This is an increase of 22.7% compared to a common stock dividend of $0.22 per share declared in the same period in the prior year. The dividend is payable February 28, 2019 to shareholders of record on February 14, 2019. Dividends declared in 2018 increased $0.17, or 20.7%, to $0.99 compared to $0.82 for 2017.
Non-GAAP Financial Measures
This release presents certain non-GAAP financial measures. For a reconciliation to the most directly comparable GAAP measures, see "Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures" in the accompanying tables.
Conference Call
S&T will host its fourth quarter 2018 earnings conference call live over the Internet at 1:00 p.m. ET on Thursday, January 31, 2019. To access the webcast, go to S&T’s webpage at www.stbancorp.com and click on “Events & Presentations.” Select "4th Quarter 2018 Conference Call” and follow the instructions.
About S&T Bancorp, Inc.
S&T Bancorp, Inc. is a $7.3 billion bank holding company that is headquartered in Indiana, Pennsylvania and trades on the NASDAQ Global Select Market under the symbol STBA. Its principal subsidiary, S&T Bank, a full-service financial institution, was established in 1902, and operates in five markets including Western Pennsylvania, Central Pennsylvania, Northeast Ohio, Central Ohio, and Upstate New York. For more information visit http://www.stbancorp.com/, http://www.stbank.com/, and follow us on Facebook, Instagram, and Linkedin.
This information contains certain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements generally relate to our financial condition, results of operations, plans, objectives, outlook for earnings, revenues, expenses, capital and liquidity levels and ratios, asset levels, asset quality, financial position, and other matters regarding or affecting S&T and its future business and operations. Forward-looking statements are typically identified by words or phrases such as “will likely

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S&T Earnings Release - 4

result”, “expect”, “anticipate”, “estimate”, “forecast”, “project”, “intend”, “ believe”, “assume”, “strategy”, “trend”, “plan”, “outlook”, “outcome”, “continue”, “remain”, “potential”, “opportunity”, “believe”, “comfortable”, “current”, “position”, “maintain”, “sustain”, “seek”, “achieve” and variations of such words and similar expressions, or future or conditional verbs such as will, would, should, could or may. Although we believe the assumptions upon which these forward-looking statements are based are reasonable, any of these assumptions could prove to be inaccurate and the forward-looking statements based on these assumptions could be incorrect. The matters discussed in these forward-looking statements are subject to various risks, uncertainties and other factors that could cause actual results and trends to differ materially from those made, projected, or implied in or by the forward-looking statements depending on a variety of uncertainties or other factors including, but not limited to: credit losses; cyber-security concerns; rapid technological developments and changes; sensitivity to the interest rate environment including a prolonged period of low interest rates, a rapid increase in interest rates or a change in the shape of the yield curve; a change in spreads on interest-earning assets and interest-bearing liabilities; regulatory supervision and oversight; legislation affecting the financial services industry as a whole, and S&T, in particular; the outcome of pending and future litigation and governmental proceedings; increasing price and product/service competition; the ability to continue to introduce competitive new products and services on a timely, cost-effective basis; managing our internal growth and acquisitions; the possibility that the anticipated benefits from acquisitions cannot be fully realized in a timely manner or at all, or that integrating the acquired operations will be more difficult, disruptive or costly than anticipated; containing costs and expenses; reliance on significant customer relationships; general economic or business conditions; deterioration of the housing market and reduced demand for mortgages; deterioration in the overall macroeconomic conditions or the state of the banking industry that could warrant further analysis of the carrying value of goodwill and could result in an adjustment to its carrying value resulting in a non-cash charge to net income; re-emergence of turbulence in significant portions of the global financial and real estate markets that could impact our performance, both directly, by affecting our revenues and the value of our assets and liabilities, and indirectly, by affecting the economy generally and access to capital in the amounts, at the times and on the terms required to support our future businesses. Many of these factors, as well as other factors, are described in our filings with the SEC. Forward-looking statements are based on beliefs and assumptions using information available at the time the statements are made. We caution you not to unduly rely on forward-looking statements because the assumptions, beliefs, expectations and projections about future events may, and often do, differ materially from actual results. Any forward-looking statement speaks only as to the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect developments occurring after the statement is made.

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 5

	2018	2018	2017
	Fourth	Third	Fourth
(dollars in thousands, except per share data)	Quarter	Quarter	Quarter
INTEREST INCOME
Loans, including fees	$71,515	$68,631	$63,407
Investment securities:
Taxable	3,746	3,649	3,164
Tax-exempt	845	857	871
Dividends	483	490	413
Total Interest Income	76,589	73,627	67,855

INTEREST EXPENSE
Deposits	12,973	10,871	7,227
Borrowings and junior subordinated debt securities	3,774	3,494	2,800
Total Interest Expense	16,747	14,365	10,027

NET INTEREST INCOME	59,842	59,262	57,828
Provision for loan losses	2,716	462	982
Net Interest Income After Provision for Loan Losses	57,126	58,800	56,846

NONINTEREST INCOME
Net gain (loss) on sale of securities	—	—	(986)
Debit and credit card	3,192	3,141	3,077
Service charges on deposit accounts	3,071	3,351	3,240
Wealth management	2,302	2,483	2,521
Mortgage banking	630	700	635
Insurance	101	101	1,139
Other	1,799	2,266	3,024
Total Noninterest Income	11,095	12,042	12,650

NONINTEREST EXPENSE
Salaries and employee benefits	18,913	19,769	20,006
Data processing and information technology	3,024	2,906	2,131
Net occupancy	2,697	2,722	2,736
Furniture, equipment and software	1,988	2,005	2,200
Marketing	1,276	1,023	1,191
Other taxes	1,255	1,341	1,241
Professional services and legal	1,011	1,181	1,224
FDIC insurance	645	746	1,083
Other	5,606	5,392	6,135
Total Noninterest Expense	36,415	37,085	37,947

Income Before Taxes	31,806	33,757	31,549
Provision for income taxes	4,952	2,876	22,255

Net Income	$26,854	$30,881	$9,294

Per Share Data:
Shares outstanding at end of period	34,683,874	35,006,587	34,971,929
Average shares outstanding - diluted	34,867,171	35,019,292	35,019,866
Diluted earnings per share	$0.77	$0.88	$0.27
Dividends declared per share	$0.27	$0.25	$0.22
Dividend yield (annualized)	2.85%	2.31%	2.21%
Dividends paid to net income	35.09%	28.25%	82.53%
Book value	$26.98	$26.27	$25.28
Tangible book value (1)	$18.63	$18.00	$16.87
Market value	$37.84	$43.36	$39.81

Profitability Ratios (annualized)
Return on average assets	1.50%	1.75%	0.52%
Return on average shareholders' equity	11.50%	13.41%	4.14%
Return on average tangible shareholders' equity (2)	16.82%	19.73%	6.30%
Efficiency ratio (FTE) (3)	50.64%	51.33%	51.75%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 6

	For the Twelve Months Ended December 31,
(dollars in thousands, except per share data)	2018	2017
INTEREST INCOME
Loans, including fees	$269,811	$243,315
Investment securities:
Taxable	14,342	11,947
Tax-exempt	3,449	3,615
Dividends	2,224	1,765
Total Interest Income	289,826	260,642

INTEREST EXPENSE
Deposits	40,856	25,330
Borrowings and junior subordinated debt securities	14,532	9,579
Total Interest Expense	55,388	34,909

NET INTEREST INCOME	234,438	225,733
Provision for loan losses	14,995	13,883
Net Interest Income After Provision for Loan Losses	219,443	211,850

NONINTEREST INCOME
Net gain (loss) on sale of securities	—	3,000
Debit and credit card	12,679	12,029
Service charges on deposit accounts	13,096	12,458
Wealth management	10,084	9,758
Mortgage banking	2,762	2,915
Insurance	505	5,371
Gain on sale of a majority interest of insurance business	1,873	—
Other	8,182	9,931
Total Noninterest Income	49,181	55,462

NONINTEREST EXPENSE
Salaries and employee benefits	76,108	80,776
Data processing and information technology	10,633	8,801
Net occupancy	11,097	10,994
Furniture, equipment and software	8,083	7,946
Marketing	4,192	3,659
Other taxes	6,183	4,509
Professional services and legal	4,132	4,096
FDIC insurance	3,238	4,543
Other	21,779	22,583
Total Noninterest Expense	145,445	147,907

Income Before Taxes	123,179	119,405
Provision for income taxes	17,845	46,437

Net Income	$105,334	$72,968

Per Share Data:
Average shares outstanding - diluted	34,975,409	34,954,767
Diluted earnings per share	$3.01	$2.09
Dividends declared per share	$0.99	$0.82
Dividends paid to net income	32.79%	39.15%

Profitability Ratios
Return on average assets	1.50%	1.03%
Return on average shareholders' equity	11.60%	8.37%
Return on average tangible shareholders' equity (6)	17.14%	12.77%
Efficiency ratio (FTE) (7)	50.60%	51.77%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 7

	2018	2018	2017
	Fourth	Third	Fourth
(dollars in thousands)	Quarter	Quarter	Quarter
ASSETS
Cash and due from banks, including interest-bearing deposits	$155,489	$132,650	$117,152
Securities, at fair value	684,872	682,535	698,291
Loans held for sale	2,371	4,207	4,485
Commercial loans:
Commercial real estate	2,921,832	2,826,372	2,685,994
Commercial and industrial	1,493,416	1,451,371	1,433,266
Commercial construction	257,197	283,783	384,334
Total Commercial Loans	4,672,445	4,561,526	4,503,594
Consumer loans:
Residential mortgage	726,679	699,867	698,774
Home equity	471,562	472,451	487,326
Installment and other consumer	67,546	67,542	67,204
Consumer construction	8,416	6,421	4,551
Total Consumer Loans	1,274,203	1,246,281	1,257,855
Total Portfolio Loans	5,946,648	5,807,807	5,761,449
Allowance for loan losses	(60,996)	(60,556)	(56,390)
Total Portfolio Loans, Net	5,885,652	5,747,251	5,705,059
Federal Home Loan Bank and other restricted stock, at cost	29,435	31,178	29,270
Goodwill	287,446	287,446	291,670
Other assets	206,956	220,096	214,328
Total Assets	$7,252,221	$7,105,363	$7,060,255

LIABILITIES
Deposits:
Noninterest-bearing demand	$1,421,156	$1,412,127	$1,387,712
Interest-bearing demand	573,693	561,191	603,141
Money market	1,482,065	1,367,181	1,146,156
Savings	784,970	817,545	893,119
Certificates of deposit	1,412,038	1,309,465	1,397,763
Total Deposits	5,673,922	5,467,509	5,427,891
Borrowings:
Securities sold under repurchase agreements	18,383	45,200	50,161
Short-term borrowings	470,000	535,000	540,000
Long-term borrowings	70,314	45,434	47,301
Junior subordinated debt securities	45,619	45,619	45,619
Total Borrowings	604,316	671,253	683,081
Other liabilities	38,222	46,820	65,252
Total Liabilities	6,316,460	6,185,582	6,176,224

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	935,761	919,781	884,031
Total Liabilities and Shareholders' Equity	$7,252,221	$7,105,363	$7,060,255

Capitalization Ratios
Shareholders' equity / assets	12.90%	12.94%	12.52%
Tangible common equity / tangible assets (4)	9.28%	9.25%	8.72%
Tier 1 leverage ratio	10.05%	10.13%	9.17%
Common equity tier 1 capital	11.38%	11.42%	10.71%
Risk-based capital - tier 1	11.72%	11.76%	11.06%
Risk-based capital - total	13.21%	13.27%	12.55%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 8

	2018		2018		2017
	Fourth		Third		Fourth
(dollars in thousands)	Quarter		Quarter		Quarter
Net Interest Margin (FTE) (QTD Averages)
ASSETS
Interest-bearing deposits with banks	$56,790	2.03%	$57,012	2.13%	$56,989	1.12%
Securities, at fair value	678,832	2.70%	680,464	2.63%	696,411	2.53%
Loans held for sale	1,022	4.05%	1,571	4.71%	35,001	4.23%
Commercial Loans:
Commercial real estate	2,869,532	4.91%	2,779,019	4.81%	2,684,481	4.42%
Commercial and industrial	1,469,534	4.94%	1,432,936	4.79%	1,453,554	4.47%
Commercial construction	266,922	4.91%	291,512	5.08%	405,285	4.26%
Total Commercial Loans	4,605,988	4.92%	4,503,467	4.82%	4,543,320	4.42%
Consumer Loans:
Residential mortgage	705,082	4.36%	696,267	4.30%	696,422	4.14%
Home equity	471,830	5.15%	472,466	4.94%	489,031	4.34%
Installment and other consumer	67,444	7.00%	66,693	6.92%	68,459	6.63%
Consumer construction	7,077	5.29%	5,846	5.04%	4,107	4.41%
Total Consumer Loans	1,251,433	4.80%	1,241,272	4.69%	1,258,019	4.35%
Total Portfolio Loans	5,857,421	4.90%	5,744,739	4.79%	5,801,339	4.41%
Total Loans	5,858,443	4.90%	5,746,310	4.79%	5,836,340	4.41%
Federal Home Loan Bank and other restricted stock	28,025	6.27%	28,512	6.28%	32,026	4.64%
Total Interest-earning Assets	6,622,090	4.65%	6,512,298	4.55%	6,621,766	4.18%
Noninterest-earning assets	499,254		496,268		512,396
Total Assets	$7,121,344		$7,008,566		$7,134,162

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Interest-bearing demand	$568,735	0.39%	$566,579	0.36%	$620,027	0.25%
Money market	1,418,220	1.69%	1,330,489	1.47%	1,102,093	0.92%
Savings	798,734	0.24%	823,215	0.20%	914,871	0.21%
Certificates of deposit	1,354,538	1.72%	1,310,526	1.51%	1,439,703	1.05%
Total Interest-bearing Deposits	4,140,227	1.24%	4,030,809	1.07%	4,076,694	0.70%
Borrowings:
Securities sold under repurchase agreements	45,101	0.62%	42,183	0.52%	42,599	0.26%
Short-term borrowings	433,642	2.54%	455,689	2.28%	625,189	1.38%
Long-term borrowings	52,949	2.75%	45,699	2.36%	30,813	2.04%
Junior subordinated debt securities	45,619	4.86%	45,619	4.79%	45,619	3.82%
Total Borrowings	577,311	2.59%	589,190	2.35%	744,220	1.49%
Total Interest-bearing Liabilities	4,717,538	1.41%	4,619,999	1.23%	4,820,914	0.83%
Noninterest-bearing liabilities	1,477,024		1,475,059		1,422,074

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	926,782		913,508		891,174
Total Liabilities and Shareholders' Equity	$7,121,344		$7,008,566		$7,134,162

Net Interest Margin (5)		3.65%		3.67%		3.58%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 9

	For the Twelve Months Ended December 31,
(dollars in thousands)	2018		2017
Net Interest Margin (FTE) (YTD Averages)
ASSETS
Interest-bearing deposits with banks	$56,210	1.85%	$56,344	1.03%
Securities, at fair value	682,806	2.62%	698,460	2.48%
Loans held for sale	1,515	5.60%	14,607	3.98%
Commercial Loans:
Commercial real estate	2,779,096	4.75%	2,638,766	4.34%
Commercial and industrial	1,441,560	4.70%	1,425,421	4.35%
Commercial construction	314,265	4.79%	426,574	4.08%
Total Commercial Loans	4,534,921	4.74%	4,490,761	4.32%
Consumer Loans:
Residential mortgage	696,849	4.27%	699,843	4.11%
Home equity	474,538	4.84%	484,023	4.31%
Installment and other consumer	67,047	6.85%	69,163	6.54%
Consumer construction	5,336	5.00%	4,631	4.35%
Total Consumer Loans	1,243,770	4.63%	1,257,660	4.32%
Total Portfolio Loans	5,778,691	4.72%	5,748,421	4.32%
Total Loans	5,780,206	4.72%	5,763,028	4.32%
Federal Home Loan Bank and other restricted stock	30,457	6.74%	31,989	4.64%
Total Interest-earning Assets	6,549,679	4.48%	6,549,821	4.09%
Noninterest-earning assets	494,149		510,411
Total Assets	$7,043,828		$7,060,232

LIABILITIES AND SHAREHOLDERS' EQUITY
Deposits:
Interest-bearing demand	$570,459	0.33%	$637,526	0.22%
Money market	1,299,185	1.40%	994,783	0.79%
Savings	836,747	0.21%	988,504	0.21%
Certificates of deposit	1,328,985	1.43%	1,439,711	0.97%
Total Interest-bearing Deposits	4,035,376	1.01%	4,060,524	0.62%
Borrowings:
Securities sold under repurchase agreements	45,992	0.48%	46,662	0.12%
Short-term borrowings	525,172	2.11%	644,864	1.15%
Long-term borrowings	47,986	2.35%	18,057	2.57%
Junior subordinated debt securities	45,619	4.60%	45,619	3.65%
Total Borrowings	664,769	2.19%	755,202	1.27%
Total Interest-bearing Liabilities	4,700,145	1.18%	4,815,726	0.72%
Noninterest-bearing liabilities	1,435,328		1,372,376

SHAREHOLDERS' EQUITY
Total Shareholders' Equity	908,355		872,130
Total Liabilities and Shareholders' Equity	$7,043,828		$7,060,232

Net Interest Margin (8)		3.64%		3.56%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 10

	2018		2018		2017
	Fourth		Third		Fourth
(dollars in thousands)	Quarter		Quarter		Quarter
Nonperforming Loans (NPL)
Commercial loans:		% NPL		% NPL		% NPL
Commercial real estate	$12,052	0.41%	$4,595	0.16%	$3,468	0.13%
Commercial and industrial	8,960	0.60%	4,367	0.30%	5,646	0.39%
Commercial construction	14,193	5.52%	1,228	0.43%	3,873	1.01%
Total Nonperforming Commercial Loans	35,205	0.75%	10,190	0.22%	12,987	0.29%
Consumer loans:
Residential mortgage	7,128	0.98%	6,721	0.96%	7,165	1.03%
Home equity	3,698	0.78%	3,783	0.80%	3,715	0.76%
Installment and other consumer	42	0.06%	45	0.07%	71	0.11%
Total Nonperforming Consumer Loans	10,868	0.85%	10,549	0.85%	10,951	0.87%
Total Nonperforming Loans	$46,073	0.77%	$20,739	0.36%	$23,938	0.42%

	2018	2018	2017
	Fourth	Third	Fourth
(dollars in thousands)	Quarter	Quarter	Quarter
Loan Charge-offs
Charge-offs	$3,279	$1,234	$2,073
Recoveries	(1,002)	(811)	(769)
Net Loan Charge-offs	$2,277	$423	$1,304

Net Loan Charge-offs (Recoveries)
Commercial Loans:
Commercial real estate	($17)	$77	($191)
Commercial and industrial	(567)	(298)	513
Commercial construction	2,308	(29)	465
Total Commercial Loan Charge-offs	1,724	(250)	787
Consumer loans:
Residential mortgage	191	54	162
Home equity	133	402	120
Installment and other consumer	297	256	272
Consumer construction	(68)	(39)	(37)
Total Consumer Loan Charge-offs	553	673	517
Total Net Loan Charge-offs	$2,277	$423	$1,304

	For the Twelve Months Ended December 31,
(dollars in thousands)	2018	2017
Loan Charge-offs
Charge-offs	$14,589	$13,496
Recoveries	(4,200)	(3,228)
Net Loan Charge-offs	$10,389	$10,268

Net Loan Charge-offs (Recoveries)
Commercial loans:
Commercial real estate	$63	$1,494
Commercial and industrial	6,851	4,055
Commercial construction	1,495	1,720
Total Commercial Loan Charge-offs	8,409	7,269
Consumer loans:
Residential mortgage	394	1,382
Home equity	541	666
Installment and other consumer	1,202	1,067
Consumer construction	(157)	(116)
Total Consumer Loan Charge-offs	1,980	2,999
Total Net Loan Charge-offs	$10,389	$10,268

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 11

	2018	2018	2017
	Fourth	Third	Fourth
	Quarter	Quarter	Quarter
Asset Quality Data
Nonperforming loans	$46,073	$20,739	$23,938
OREO	3,092	3,068	469
Nonperforming assets	49,165	23,807	24,407
Troubled debt restructurings (nonaccruing)	11,088	7,143	11,150
Troubled debt restructurings (accruing)	16,786	22,226	14,901
Total troubled debt restructurings	27,874	29,369	26,051
Nonperforming loans / loans	0.77%	0.36%	0.42%
Nonperforming assets / loans plus OREO	0.83%	0.41%	0.42%
Allowance for loan losses / total portfolio loans	1.03%	1.04%	0.98%
Allowance for loan losses / nonperforming loans	132%	292%	236%
Net loan charge-offs	$2,277	$423	$1,304
Net loan charge-offs (annualized) / average loans	0.15%	0.03%	0.09%

		For the Twelve Months Ended December 31,
(dollars in thousands)		2018	2017
Asset Quality Data
Net loan charge-offs		$10,389	$10,268
Net loan charge-offs / average loans		0.18%	0.18%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 12

Definitions and Reconciliation of GAAP to Non-GAAP Financial Measures:

	2018	2018	2017
	Fourth	Third	Fourth
	Quarter	Quarter	Quarter

(1) Tangible Book Value (non-GAAP)
Total shareholders' equity	$935,761	$919,781	$884,031
Less: goodwill and other intangible assets	(290,047)	(290,171)	(295,347)
Tax effect of other intangible assets	546	572	1,287
Tangible common equity (non-GAAP)	$646,260	$630,182	$589,971
Common shares outstanding	34,684	35,007	34,972
Tangible book value (non-GAAP)	$18.63	$18.00	$16.87

(2) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income (annualized)	$106,540	$122,516	$36,873
Plus: amortization of intangibles (annualized)	811	731	1,109
Tax effect of amortization of intangibles (annualized)	(170)	(154)	(388)
Net income before amortization of intangibles (annualized)	$107,181	$123,093	$37,594

Average total shareholders' equity	$926,782	$913,508	$891,174
Less: average goodwill and other intangible assets	(290,045)	(290,264)	(295,495)
Tax effect of average goodwill and other intangible assets	546	592	1,339
Average tangible equity (non-GAAP)	$637,283	$623,836	$597,018
Return on average tangible shareholders' equity (non-GAAP)	16.82%	19.73%	6.30%

(3) Efficiency Ratio (non-GAAP)
Noninterest expense	$36,415	$37,085	$37,947

Net interest income per consolidated statements of net income	59,842	59,262	57,828
Less: securities (gains) losses, net	—	—	986
Plus: taxable equivalent adjustment	974	951	1,878
Net interest income (FTE) (non-GAAP)	$60,816	$60,213	$60,692
Noninterest income	11,095	12,042	12,650
Net interest income (FTE) (non-GAAP) plus noninterest income	71,911	72,255	73,342
Efficiency ratio (non-GAAP)	50.64%	51.33%	51.75%

(4) Tangible Common Equity / Tangible Assets (non-GAAP)
Total shareholders' equity	$935,761	$919,781	$884,031
Less: goodwill and other intangible assets	(290,047)	(290,171)	(295,347)
Tax effect of goodwill and other intangible assets	546	572	1,287
Tangible common equity (non-GAAP)	$646,260	$630,182	$589,971

Total assets	$7,252,221	$7,105,363	$7,060,255
Less: goodwill and other intangible assets	(290,047)	(290,171)	(295,347)
Tax effect of goodwill and other intangible assets	546	572	1,287
Tangible assets (non-GAAP)	$6,962,720	$6,815,764	$6,766,195
Tangible common equity to tangible assets (non-GAAP)	9.28%	9.25%	8.72%

(5) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$76,589	$73,627	$67,855
Less: interest expense	(16,747)	(14,365)	(10,027)
Net interest income per consolidated statements of net income	$59,842	$59,262	$57,828
Plus: taxable equivalent adjustment	974	951	1,878
Net interest income (FTE) (non-GAAP)	$60,816	$60,213	$59,706
Net interest income (FTE) (annualized)	$241,281	$238,889	$237,526
Average earning assets	$6,622,090	$6,512,298	$6,621,766
Net interest margin (FTE) (non-GAAP)	3.65%	3.67%	3.58%

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S&T Bancorp, Inc. Consolidated Selected Financial Data Unaudited	S&T Earnings Release - 13

	For the Twelve Months Ended December 31,
	2018	2017

(6) Return on Average Tangible Shareholders' Equity (non-GAAP)
Net income	$105,334	$72,968
Plus: amortization of intangibles	861	1,233
Tax effect of amortization of intangibles	(181)	(432)
Net income before amortization of intangibles	$106,014	$73,769

Average total shareholders' equity	$908,355	$872,130
Less: average goodwill and other intangible assets	(290,380)	(295,937)
Tax effect of average goodwill and other intangible assets	614	1,493
Average tangible equity (non-GAAP)	$618,589	$577,686
Return on average tangible shareholders' equity (non-GAAP)	17.14%	12.77%

(7) Efficiency Ratio (non-GAAP)
Noninterest expense	$145,445	$147,907

Net interest income per consolidated statements of net income	234,438	225,733
Less: securities (gains) losses, net	—	(3,000)
Plus: taxable equivalent adjustment	3,804	7,493
Net interest income (FTE) (non-GAAP)	$238,242	230,226
Noninterest income	49,181	55,462
Net interest income (FTE) (non-GAAP) plus noninterest income	$287,423	$285,688
Efficiency ratio (non-GAAP)	50.60%	51.77%

(8) Net Interest Margin Rate (FTE) (non-GAAP)
Interest income	$289,826	$260,642
Less: interest expense	(55,388)	(34,909)
Net interest income per consolidated statements of net income	$234,438	$225,733
Plus: taxable equivalent adjustment	3,804	7,493
Net interest income (FTE) (non-GAAP)	$238,242	$233,226
Average earning assets	$6,549,679	$6,549,821
Net interest margin (FTE) (non-GAAP)	3.64%	3.56%

Reconciliations of net income, diluted earnings per share and selected financial ratios, adjusted to exclude the re-measurement of the DTA recognized in the fourth quarter of 2017.

	2017	2017
	Fourth	Full
	Quarter	Year

Diluted Earnings Per Share
Net income	$9,294	$72,968
Plus: DTA re-measurement	13,433	13,433
Adjusted net Income (non-GAAP)	$22,727	$86,401

Average shares outstanding - diluted	35,020	34,955

Diluted earnings per share (non-GAAP)	$0.65	$2.47

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